KBW Winter Financial Services Conference February 12, 2026 Presented by: Brad Rust, President & CFO Brad.Rust@germanamerican.com Mike Beckwith, Chief Banking Officer Michael.Beckwith@germanamerican.com German American 4th Quarter 2025 1 Scan for electronic presentation GABC

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2024 as updated and supplemented by our other SEC reports filed from time to time. 2

Indiana, Kentucky & Ohio Community-focused Financial Services Organization Who We Are 3 $8.4 Billion Total Banking Assets $4.0 Billion Investment & Trust Assets Under Management ~1050 Team Members 94 Banking Offices in Indiana, Kentucky & Ohio

4 History of Financial Performance & Growth Fourteen Consecutive Years of Increased Dividends History of Improved Earnings Performance Double-Digit Return on Equity for 21 Consecutive Fiscal Years

FINANCIAL TRENDS 5

Total Assets 6 $5,609 $6,156 $6,152 $6,296 $8,384 1.57% 1.26% 1.43% 1.34% 1.57% 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 (dollars in millions, except per share amount) Return on Average Assets ** **Reflects certain adjustments. Refer to "Use of Non- GAAP Financial Measures" for additional information, including a reconciliation to the comparable GAAP financial measure. ** *2022 was impacted by acquisition-related expenses and the Day 2 provision for credit losses under the CECL model for the CUB transaction that closed on January 1, 2022 of $18.623 mill ion ($14.097 million or $0.48 per share on an after tax basis). **

Loan Portfolio Trends 7 $3,004 $3,785 $3,971 $4,125 $5,875 81% 81% 81% 80% 76% 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans (dollars in millions) 56.62% 52.07% 56.26% 61.23% 64.51% 40.74% 40.04% 39.71% 40.80% 43.18% 31.35% 31.86% 31.49% 33.37% 37.33% 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 Line of Credit Utilization Trend Ag - Line Utilization HELOC - Line Utilization Commercial - Line Utilization

Floating 33% Fixed 27% 1 YR Adjustable 12% 3 YR + Adjustable 28% Rate Type Segmentation Construction & Development Loans $ 444.1 million 8% Agricultural Loans $ 494.1 million 8% Commercial & Industrial Loans $ 810.0 million 14% Commerical Real Estate Owner Occupied $ 795.9 million 14% Commercial Real Estate Non- Owner Occupied $ 1,480.9 million 25% Multi-Family Residential Properties $ 500.5 million 9% Consumer Loans $ 80.4 million 1% Home Equity Loans $ 485.9 million 8% Residential Mortgage Loans $ 783.3 million 13% Loan Portfolio Composition & Diversification as of December 31, 2025 Total Loans $ 5,875.1 million Diversified Loan Portfolio 8

0.26% 0.23% 0.15% 0.18% 0.35% 0.34% 0.29% 0.37% 0.49% 0.53% 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 GABC Peer Group * Non-Performing Assets to Total Assets 9 * Peer Group (St. Louis Federal Reserve District BHC with Total Assets between $3 and $10 billion) Data as of 9/30/25.

Total Deposits 10 $4,744 $5,350 $5,253 $5,329 $6,990 93% 92% 85% 83% 82% 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 Non-Maturity Deposit Accounts as % of Total Deposits (dollars in millions) Cost of Deposits Per Year 2021 0.11% 2022 0.24% 2023 1.10% 2024 1.71% 2025 1.66% Cost of Deposits Per Quarter 12/31/2024 1.69% 3/31/2025 1.70% 6/30/2025 1.73% 9/30/2025 1.67% 12/31/2025 1.56%

Non-Interest Bearing Demand $1,945 million 28% Interest Bearing Demand, Savings & Money Market $3,755 million 54% Time Deposits > $100,000 $476 million 7% Time Deposits < $100,000 $814 million 11% Commercial $2,441 million 35% Public Fund $1,293 million 18% Retail $3,256 million 47% 11 Total Deposit Composition as of 12/31/2025 Total Deposits $6,990 million 25% of Total Deposits are Uninsured and Uncollateralized as of 12/31/2025. Average Deposit Account Size equals $30,873.

19.79% Return on Tangible Equity 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 Total Shareholders' Equity 12 * *Reflects certain adjustments. Refer to "Use of Non-GAAP Financial Measures" for additional information, including a reconciliation to the comparable GAAP financial measure. $668 $558 $664 $715 $1,162 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 (dollars in millions)

Regulatory Capital Levels 13 14.93% 14.04% 13.52% 11.54% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% Total Capital (to Risk Weighted Assets) Tier 1 (Core) Capital (to Risk Weighted Assets) Common Tier 1 (CET 1) Capital Ratio (to Risk Weighted Assets) Tier 1 Capital (to Average Assets) 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25

Net Interest Income 14 $160,830 $200,584 $190,433 $190,591 $294,132 3.31% 3.45% 3.58% 3.43% 4.02% 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 Net Interest Margin (Tax-Equivalent) (dollars in thousands)

Net Gains on Sales of Loans $4.5 million 7% Service Charges on Deposit Accounts $15.1 million 22% Wealth Management $16.8 million 25% Interchange Fee Income $19.6 million 29% Other Operating Income $11.3 million 17% Total Non-Interest Income $67.3 million $59,462 $59,133 $60,261 $54,691 $66,620 27% 23% 24% 22% 19% 12/31/21 12/31/22 12/31/23 12/31/24* 12/31/25* Non-Interest Income as % of Total Revenue (dollars in thousands) Non-Interest Income 15 As of December 31, 2025 *Reflects certain adjustments. Refer to "Use of Non-GAAP Financial Measures" for additional information, including a reconciliation to the comparable GAAP financial measure.

Non-Interest Expense 16 $124,007 $154,191 $144,497 $139,777 $194,953 54.4% 56.6% 55.1% 54.9% 50.5% 12/31/21 12/31/22* 12/31/23 12/31/24** 12/31/25** Efficiency Ratio *2022 was impacted by acquisition-related expenses for the CUB transaction that closed on January 1, 2022 of $12,323. (dollars in thousands) **Reflects certain adjustments. Refer to "Use of Non-GAAP Financial Measures" for additional information, including a reconciliation to the comparable GAAP financial measure.

Net Income & Earnings Per Share 17 $84,137 $81,825 $85,888 $83,839 $129,684 $3.17 $2.78 $2.91 $2.83 $3.52 12/31/21 12/31/22* 12/31/23 12/31/24** 12/31/25** Earnings Per Share *2022 was impacted by acquisition-related expenses and the Day 2 provision for credit losses under the CECL model for the CUB transaction that closed on January 1, 2022 of $18,623 ($14,097 or $0.48 per share on an after tax basis). (dollars in thousands, except per share amounts) **Reflects certain adjustments. Refer to "Use of Non-GAAP Financial Measures" for additional information, including a reconciliation to the comparable GAAP financial measure.

Why Invest in GABC? 18 $1.07 $1.27 $1.32 $1.43 $1.51 $1.57 $1.77 $1.99 $2.29 $2.34 $3.17 $2.78 $2.91 $2.83 $3.52 2011* 2012* 2013* 2014* 2015* 2016* 2017 2018 2019 2020 2021 2022** 2023 2024 2025*** As of 12/31 for years shown *Earnings Per Share adjusted for 3- for-2 s tock split completed in 2017. GABC Earnings Per Share Growth **2022 was impacted by acquisition-related expenses and the Day 2 provision for credit losses under the CECL model for the CUB transaction that closed on January 1, 2022 of $18,623,000 ($14,097,000 or $0.48 per share on an after tax basis). ***Reflects certain adjustments. Refer to "Use of Non-GAAP Financial Measures" for additional information, including a reconciliation to a the comparable GAAP financial measure.

Why Invest in GABC? 19 $0.40 $0.43 $0.45 $0.48 $0.52 $0.60 $0.68 $0.76 $0.84 $0.92 $1.00 $1.08 $1.16 2013* 2014* 2015* 2016* 2017 2018 2019 2020 2021 2022 2023 2024 2025 *Dividends per share adjusted for 3-for-2 stock split completed in 2017. Cash Dividend Growth As of 12/31 for years shown

Why Invest in GABC? Stock Price History 20

Why Invest in GABC? 21 Diversified Footprint of Rural, Suburban, and Urban Markets Providing a Strong Deposit Franchise Base Along with Significant Organic Growth Opportunities Existing Platform for Continuous Improvement and Operating Efficiency Infrastructure in Place for Perpetuating Ongoing EPS Growth Consistent Strong Dividend Yield and Dividend Pay-out Capacity Long Term Focus and Investment in Digital Optimization and Delivery Proven Executive Management Team Track Record of Consistent Top Quartile Financial Performance Experienced in Operating Plan Execution and M & A Transitions

USE OF NON-GAAP FINANCIAL MEASURES The accounting and reporting policies of German American Bancorp, Inc. (the “Company”) conform to U.S. generally accepted accounting principles (“GAAP”) and general practices within the banking industry. As a supplement to GAAP, the Company has provided certain, non-GAAP financial measures, which it believes are useful because they assist investors in assessing the Company’s operating performance. Specifically, the Company has presented its net income, earnings per share, provision for credit losses, non-interest expense, non-interest income, efficiency ratio, return on average assets, return on average tangible equity, and net interest margin on an as adjusted basis for the periods set forth below to reflect the exclusion of the following items: (1) the Current Expected Credit Losses (“CECL”) “Day 2” provision expense for acquired loans that have only insignificant credit deterioration (i.e., non-PCD loans) related to the Heartland merger; (2) non-recurring expenses related to the Heartland merger; (3) the gain and loss on the extinguishment of debt resulting from the redemption of certain subordinated notes on September 15, 2025 and December 30, 2025, respectively; (4) the operating results for German American Insurance, Inc. (“GAI”), whose assets were sold effective June 1, 2024; (5) the gain on the sale of GAI assets; and (6) the loss related to the securities portfolio restructuring transaction that occurred in the second quarter of 2024. Management believes excluding such items from these financial measures may be useful in assessing the Company’s underlying operational performance since the applicable transactions do not pertain to its core business operations and exclusion may facilitate better comparability between periods. In addition, management believes that by excluding such items the measures are useful to the Company, as well as analysts and investors, in assessing operating performance. Management also believes excluding these items may enhance comparability for peer comparison purposes. Management believes that it is standard practice in the banking industry to present the efficiency ratio and net interest margin on a fully tax- equivalent basis and that, by doing so, it may enhance comparability for peer comparison purposes. The tax-equivalent adjustment to net interest income (for purposes of the efficiency ratio) and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Although intended to enhance investors’ understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. 22

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